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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: February 28, 2003
                        (Date of earliest event reported)

    FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2003, providing for the issuance of the First Horizon Mortgage Pass-Through Trust 2003-AR1, Mortgage Pass-Through
                         Certificates, Series 2003-AR1).

                       FIRST HORIZON ASSET SECURITIES INC.
             (Exact name of Registrant as specified in its charter)

        Delaware                    333-100663                75-2808384
(State of Incorporation)        (Commission File No.)      (I.R.S. Employer
                                                           Identification No.)

         4000 Horizon Way
           Irving, Texas                                         75063
(Address of Principal executive offices)                       (Zip Code)

       Registrant's Telephone Number, Including Area Code: (214) 441-4000

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Item 5.    Other Events.

     Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-100663) filed with the Securities and Exchange Commission (the "Commission") on October 24, 2002, as amended by Amendment No. 1 thereto filed with the Commission on October 31, 2002 (such Registration Statement, as amended, the "Registration Statement"), pursuant to which the Registrant registered $6,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the "Prospectus"), which was filed with the Commission pursuant to Rule 424(b)(5) on February 27, 2003, with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2003-AR1 (the "Offered Securities").

     Pursuant to a Mortgage Loan Purchase Agreement dated as of February 28, 2003 ("MLPA I"), by and between First Horizon Home Loan Corporation ("FHHLC") and First Tennessee Bank National Association ("FTBNA"), FHHLC sold a pool of adjustable rate, one-to four-family residential, first lien mortgage loans (the "Mortgage Loans") to FTBNA. Pursuant to a Mortgage Loan Purchase Agreement dated as of February 28, 2003 ("MLPA II"), by and between FTBNA and the Registrant, FTBNA sold the Mortgage Loans to the Registrant. Copies of MLPA I and MLPA II are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively.

     On February 28, 2003, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in the Mortgage Loans. The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of February 1, 2003 (the "Pooling and Servicing Agreement") by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 4.1.

     The Offered Securities, having an aggregate principal balance of approximately $268,886,100 have been sold by the Registrant to FTBNA pursuant to an Underwriting Agreement dated as of September 24, 2002 (the " Underwriting Agreement"), as supplemented by a Terms Agreement dated as of February 21, 2003, each by and among FTBNA, the Registrant and FHHLC. The Underwriting Agreement has been previously filed with the Commission and is incorporated herein by reference as Exhibit 1.1.

                                      - 2 -

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Item 7.    Financial Statements and Exhibits.

      (c)  Exhibits

           Exhibit No.   Description
           -----------   -------------------------------------------------------

                   1.1 Underwriting Agreement dated as of September 24, 2002, by and among FTBNA, the Registrant and FHHLC *

                   4.1 Pooling and Servicing Agreement dated as of February 1, 2003, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

                  10.1 Mortgage Loan Purchase Agreement dated as of February 28, 2003, by and between FHHLC, as Seller, and FTBNA, as Purchaser

                  10.2 Mortgage Loan Purchase Agreement dated as of February 28, 2003, by and between FTBNA, as Seller, and the Registrant, as Purchaser





















     * Previously filed with the Commission October 15, 2002, as Exhibit 1.1 to the Registrant's Current Report on Form 8-K (No. 333-73524)

                                      - 3 -

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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FIRST HORIZON ASSET SECURITIES INC.


March 11, 2003                               By:  /s/ Wade Walker
                                                  ------------------------------
                                                  Wade Walker
                                                  Senior Vice President -
                                                  Asset Securitization

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                                INDEX TO EXHIBITS

Exhibit No.
-----------

  1.1 Underwriting Agreement dated as of September 24, 2002, by and among FTBNA, the Registrant and FHHLC*

  4.1 Pooling and Servicing Agreement dated as of February 1, 2003, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

  10.1 Mortgage Loan Purchase Agreement dated as of February 28, 2003, by and between FHHLC, as Seller, and FTBNA, as Purchaser

  10.2 Mortgage Loan Purchase Agreement dated as of February 28, 2003, by and between FTBNA, as Seller, and the Registrant, as Purchaser





















     *     Previously filed with the Commission on October 15, 2002, as Exhibit
           1.1 to the Registrant's Current Report on Form 8-K (No. 333-73524)